Changebridge Capital Sustainable Equity ETF
Schedule of Investments
July 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 93.6%
Banking - 2.8%
First Republic Bank	1,363	$265,812

Consumer Discretionary Products - 6.9%
LCI Industries	1,775	258,830
Skyline Champion Corp. (a)	7,205	406,362
		665,192
Consumer Discretionary Services - 6.4%
Planet Fitness, Inc. - Class A (a)	3,323	249,989
Scientific Games Corp. (a)	2,777	171,369
Service Corp. International	3,094	193,344
		614,702
Consumer Staple Products - 4.1%
Edgewell Personal Care Co.	4,547	186,791
The Estee Lauder Cos., Inc. - Class A	628	209,645
		396,436
Health Care - 20.2%
CRISPR Therapeutics AG (a)(b)	2,215	268,059
CVS Health Corp.	3,949	325,240
ModivCare, Inc. (a)	1,312	223,040
Progyny, Inc. (a)	4,460	248,377
Quipt Home Medical Corp. (a)(b)	48,802	269,387
Semler Scientific, Inc. (a)	2,645	312,110
TransMedics Group, Inc. (a)	10,248	292,273
		1,938,486
Industrial Products - 2.6%
Luxfer Holdings PLC (b)	11,895	248,011

Industrial Services - 16.6%
BrightView Holdings, Inc. (a)	18,391	294,808
Civeo Corp. (a)(b)	19,667	426,971
H&R Block, Inc.	11,965	293,741
Sharps Compliance Corp. (a)	27,243	271,885
Sterling Construction Co., Inc. (a)	13,971	306,803
		1,594,208

Media - 15.6%
Criteo SA - ADR (a)(b)	10,528	408,381
Expedia Group, Inc. (a)	2,130	342,653
Liberty Latin America Ltd. - Class C (a)(b)	19,110	264,291
Magnite, Inc. (a)	6,250	189,375
Thryv Holdings, Inc. (a)	8,588	285,293
		1,489,993
Oil & Gas - 5.4%
Chesapeake Energy Corp.	5,402	291,978
Solaris Oilfield Infrastructure, Inc. - Class A	26,019	226,365
		518,343
Software & Technology Services - 5.0%
ICF International, Inc.	2,949	270,040
Sprout Social, Inc. - Class A (a)	2,302	204,510
		474,550
Technology Hardware & Semiconductors - 8.0%
ASML Holding NV (b)	309	236,923
Sony Group Corp. - ADR (a)(b)	2,849	297,151
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (b)	1,987	231,764
		765,838
Total Common Stocks (Cost $7,846,455)		8,971,571

MONEY MARKET FUNDS - 7.6%
First American Government Obligations Fund - Class X, 0.03% (c)	723,873	723,873
Total Money Market Funds (Cost $723,873)		723,873

Total Investments (Cost $8,570,328) - 101.2%		9,695,444
Other Assets & Liabilities, net - (1.2)%		(111,662)
Net Assets - 100.0%		$9,583,782

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the annualized seven-day yield at period end.

Percentages are stated as a percent of net assets.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$8,971,571	$-	$-	$8,971,571
Money Market Funds	723,873	-	-	723,873
Total Investments - Assets	$9,695,444	$-	$-	$9,695,444

* See the Schedule of Investments for industry classifications.